Exhibit 99
[The Beard Company Logo]

THE BEARD COMPANY                                                 News Release
Enterprise Plaza, Suite 320
5600 North May Avenue                                 Herb Mee, Jr., President
Oklahoma City, Oklahoma 73112
(405) 842-2333 OTCBB: BRCO

                                THE BEARD COMPANY
                      REPORTS RESULTS FOR THE THIRD QUARTER
                             AND NINE MONTHS OF 2005

FOR IMMEDIATE RELEASE:  Monday, November 21, 2005

     Oklahoma City, Oklahoma --- The Beard Company (OTCBB:BRCO) today reported a net loss of $574,000, or $0.10 per share, for the third quarter of 2005 compared with a net loss of $512,000, or $0.09 per share in the comparable 2004 quarter. Revenues were up 38%, increasing to $344,000 in the current quarter versus $249,000 a year ago.

     Revenues escalated 47% to $914,000 for the current nine months versus $622,000 for the comparable 2004 period. For the nine months ended September 30, 2005, we reported a net loss of $1,324,000 compared to net earnings of $1,488,000 in the 2004 period. The basic loss per common share for the 2005 nine months was $0.22 per share versus net earnings of $0.27 per share for the 2004 period. The diluted loss per common share for the 2005 nine months was $0.22 versus net earnings of $0.22 per share for the year earlier period.

     Herb Mee, Jr., President, stated: "Our progress during the quarter was mixed. The CO2 Segment showed strong improvement, with revenues up 57% and operating profit up 66% over the previous year. We do not yet have approval from the USDA on the financing needed for our Pinnacle Project, which has postponed commencement of the project. As a result of delays in hooking up our new gas wells in Colorado, they did not start producing income until the end of the quarter. Our new fertilizer plant in China commenced production in September. However, sales have developed more slowly than originally projected, which will likely result in a loss for the segment in the fourth quarter."

     "Results for the nine months of 2004 benefited from the $2,943,000 received from the McElmo Dome Settlement, whereas the 2005 period had no such benefit. Operating results for the current periods were mixed, with the third quarter of 2005 generating an operating loss of $429,000 versus $409,000 in 2004, while the nine months of 2005 actually improved, reflecting an operating loss of $1,109,000 compared to $1,201,000 in 2004," Mee concluded.
_______________

     Statements regarding future profitability and operations, including the timing of those activities, are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act. The statements involve risks that could significantly impact us. These risks include, but are not limited to, adverse general economic conditions, unexpected costs or delays or other unexpected events, as well as other risks discussed in detail in our filings with the Securities and Exchange Commission.

Fax Number (405) 842-9901                               Email:  hmee@beardco.com

                                                          THE BEARD COMPANY
                                                        Results of Operations
                                                             (Unaudited)
                                                              For the Three Months                   For the Nine Months
                                                               Ended September 30,                   Ended September 30,
                                                        ---------------------------------    -------------------------------------
                                                             2005             2004<F1>             2005               2004<F1>
                                                        ---------------   ---------------    ------------------  -----------------
Revenues...............................................  $   344,000      $    249,000          $    914,000       $    622,000
Expenses...............................................      773,000           658,000             2,023,000          1,823,000
                                                        ---------------   ---------------    ------------------  -----------------

Operating loss ........................................     (429,000)         (409,000)           (1,109,000)        (1,201,000)
Other income (expense) ................................     (139,000)          (73,000)             (326,000)         2,821,000
                                                        ---------------   ---------------    ------------------  -----------------

Earnings (loss) from continuing operations
  before income taxes .................................     (568,000)         (482,000)           (1,435,000)         1,620,000
Income taxes ..........................................            -           (27,000)              (33,000)          (136,000)
                                                        ---------------   ---------------    ------------------  -----------------

Earnings (loss) from continuing operations ............     (568,000)         (509,000)           (1,468,000)         1,484,000
Earnings (loss) from discontinued operations...........       (6,000)           (3,000)              144,000              4,000
                                                        ---------------   ---------------    ------------------  -----------------
Net earnings (loss)....................................  $  (574,000)     $   (512,000)         $ (1,324,000)      $  1,488,000
                                                        ===============   ===============    ==================  =================

Net earnings (loss) per average common share outstanding<F2>:
  Basic:
    Earnings (loss) from continuing operations.........  $   (0.10)       $   (0.09)            $  (0.25)          $   0.27
    Earnings (loss) from discontinued operations.......  $   (0.00)       $   (0.00)            $   0.03           $   0.00
                                                        ---------------   ---------------    ------------------  -----------------
    Net earnings (loss)................................  $   (0.10)       $   (0.09)            $  (0.22)          $   0.27
                                                        ===============   ===============    ==================  =================

  Diluted:
    Earnings (loss) from continuing operations.........  $   (0.10)       $   (0.09)            $  (0.25)          $   0.22
    Earnings (loss) from discontinued operations.......  $   (0.00)       $   (0.00)            $   0.03           $   0.00
                                                        ---------------   ---------------    ------------------  -----------------
    Net earnings (loss)................................  $   (0.10)       $   (0.09)            $  (0.22)          $   0.22
                                                        ===============   ===============    ==================  =================

Weighted average common shares outstanding:
    Basic..............................................     6,032,000         5,471,000             5,910,000          5,471,000
                                                        ===============   ===============    ==================  =================
    Diluted............................................     6,032,000         5,471,000             5,910,000          6,736,000
                                                        ===============   ===============    ==================  =================

<F1>
     Adjusted to reflect the 2-for-1 stock split  effected at the close of business on August 6, 2004.

<F2>
     Basic earnings (loss) per share are computed by dividing  earnings (loss)  attributable to common  shareholders by the weighted average  number of common  shares  outstanding  for the  period.  Included  in the  weighted  average  number of common  shares outstanding are the shares issuable according to the terms of our deferred stock compensation plan. Diluted earnings (loss) per common share reflect the potential dilution that could occur if our outstanding options and warrants were exercised (calculated using the treasury stock method) and if our preferred stock and convertible notes were converted to common stock.

                                     #####

FOR FURTHER INFORMATION CONTACT:

Herb Mee, Jr.
President
THE BEARD COMPANY
e-mail:  hmee@beardco.com
Telephone:  (405) 842-2333
Fax:  (405) 842-9901